SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                             EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) April 26, 2004


                                 ZANETT, INC.

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              (Exact name of registrant as specified in charter)


        Delaware                    0-27068                56-4389547
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(State or other jurisdiction  (Commission File Number)    IRS Employer
   of incorporation)                                    Identification No.)


135 East 57th Street, 15th Floor, New York, NY               10022
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code       (212)-980-4600
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      (Former name or former address, if changed since last report)



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Item 5. Other Events

On April 26, 2004, the Company issued a press release announcing the acquisition of INRANGE Global Consulting by its wholly-owned subsidiary, Brandywine Computer Group, Inc. A copy of this press release is attached as an exhibit to this Form 8-K.

(c) Exhibits.





Exhibit No.                            Description
----------     ------------------------------------------------------------
99.1           Press release announcing the acquisition of INRANGE Global
               Consulting by its wholly-owned subsidiary, Brandywine Computer
               Group, Inc.

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SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ZANETT, INC.


Date:  April 29, 2004               by:   /s/ Jack M. Rapport
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                                          Name:  Jack M. Rapport
                                          Title: Chief Financial Officer




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                              Exhibit Index

Exhibit No.                            Description
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99.1           Press release announcing the acquisition of INRANGE Global
               Consulting by its wholly-owned subsidiary, Brandywine Computer Group, Inc.